                                                                   Exhibit 10.38





                             PATENT PLEDGE AGREEMENT


         THIS PATENT PLEDGE AGREEMENT (this "AGREEMENT"), is made as of November __, 2002, by MYMETICS, S.A., a corporation formed under the laws of France ("Mymetics S.A."), MYMETICS DEUTSCHLAND GMBH, a German limited liability company ("Mymetics GmbH"), and MYMETICS CORPORATION, a corporation formed under the laws of the United States of America ("Mymetics Corporation" and together with Mymetics S.A. and Mymetics GmbH, the "ASSIGNORS"), in favor of MFC MERCHANT BANK S.A., a Bank organized under the laws of Switzerland (the "ASSIGNEE").

                                   WITNESSETH

         WHEREAS, Mymetics Corporation, the parent company of Mymetics S.A. and Mymetics GmbH, is party to that certain Credit Facility Agreement (as amended from time to time, the "CREDIT AGREEMENT"), dated as of July 27, 2000, by and among Mymetics Corporation (as successor in interest to Hippocampe S.A.) and the Assignee, providing for the Assignee to make available to the Assignors, directly or indirectly, certain credit facilities on the terms and conditions set forth therein; and

         WHEREAS, in accordance with provisions of the Credit Agreement, and as further consideration for the extension of additional credit to Mymetics Corporation under the Credit Agreement, which funds have been and will continue to be used to fund the operations of each of the Assignors, Assignors have agreed to deliver patent pledge agreements with respect to all currently existing, pending and newly developed patents to serve as security for the Obligations (as that term is defined in the Credit Agreement).

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows, with the intent to be legally bound:

         1. As security for the full and timely payment of the Obligations under the Credit Agreement and the other Loan Documents, the Assignors hereby grant, assign and convey to the Assignee their entire right, title and interest in and to the patent applications and patents listed in Exhibit A which is attached hereto and incorporated herein by this reference, including, without limitation, all proceeds thereof (for example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof (collectively, the "PATENTS").

         2.       The Assignors covenant and warrant that:

         (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

         (b) To the best of the Assignors' knowledge, each of the Patents is valid and enforceable;

         (c) Except as may have already been pledged by the Assignors to the Assignee, the Assignors are the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses and covenants by the Assignor not to sue third persons; and

         (d) Each of the Assignor has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants responsible for generating inventions incident to their employment, agency or consulting relationship which will enable such Assignor to comply with the covenants herein contained.

         3. Each of the Assignor agrees that, until all of the Obligations shall have been satisfied in full , it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Assignor's obligations under this Agreement, without the Assignee's prior written consent. Each of the Assignors acknowledges that it has derived benefits from the funds made available pursuant to the Credit Agreement and expect to continue to do so until the Obligations are satisfied.

         4. If, before the Obligations shall have been satisfied in full, any of the Assignors shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extensions, or continuation-in-part of any patent or any improvement on any patent worldwide (in addition to the Patents) or any other intellectual property, the provisions of Section 1 above, shall automatically apply thereto and such Assignor shall give to the Assignee prompt notice thereof in writing.

         5. Each of the Assignor authorizes the Assignee to modify this Agreement by amending Exhibit A to include any future patents and patent applications which are Patents under Section 4 above.

         6. Unless and until there shall have occurred and be continuing an Event of Default (as that term is defined in the Credit Agreement), the Assignee hereby grants to each of the Assignors the exclusive, nontransferable right and license under the Patents to make, have made for it, use and sell the inventions disclosed and claimed in the Patents for the Assignors' own benefit and account and for none other. Each of the Assignors agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to such Assignor in this section, without the prior written consent of the Assignee.

         7. If any Event of Default shall have occurred and be continuing, the Assignors' license under the Patents as set forth in Section 6 above shall terminate forthwith, and the Assignee shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law, and the rights and remedies of a secured party under applicable federal, state or local laws as enacted in any jurisdiction in which the Patents may be located and without limiting the generality of the foregoing, the Assignee may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to Assignors, all of which are hereby expressly waived, and without advertisement, sell at a public or private sale or otherwise realize upon, the whole or, from time to time any part of the Patents, or any interest which the Assignors may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Assignors pro rata. Notice of any sale or other disposition of the Patents shall be given to the Assignors at least five (5) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignors hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, Assignee may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of the Assignors, which right is hereby waived and released.

         8. If any Event of Default shall have occurred and be continuing, each of the Assignors hereby authorizes and empowers the Assignee to make, constitute and appoint any officer or agent of the Assignee, as the Assignee may select in its exclusive discretion, as such Assignor's true and lawful attorney-in-fact, with the power to endorse such Assignor's name on all applications, documents, papers and instruments necessary for Assignee to use the Patents, or to grant or issue any exclusive or nonexclusive license under the Patents to any third person, or necessary for Assignee to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. Each of the Assignors hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The Assignors acknowledge that this power of attorney is coupled with an interest and shall be irrevocable for the life of this Agreement.

         9. At such time as the Assignors shall completely satisfy all of the Obligations, this Agreement shall terminate and the Assignee shall execute and deliver to the Assignors all deeds, assignments and other instruments as may be necessary or proper to revest in the Assignors full title to the Patents, subject to any disposition thereof which may have been made by the Assignee pursuant hereto.

         10. Any and all fees, costs and expenses, including the reasonable attorney's fees and legal expenses incurred by the Assignee in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment of discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid to the Assignors on demand by the Assignee and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the applicable rate prescribed in the Credit Agreement.

         11. The Assignors shall have the duty, through counsel acceptable to the Assignee, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees. Any expense incurred in connection with such an application shall be borne by the Assignor. The Assignors shall not abandon any right to file a patent application, or any pending patent application or patent without the consent of the Assignee, which consent shall not be unreasonably withheld.

         12. Each of the Assignors shall have the right, with the consent of the Assignee, which shall not be unreasonably withheld, to bring suit in its own name, and to join the Assignee, if necessary, as a party to such suit so long as the Assignee is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any license thereunder. The Assignors shall promptly, upon demand, reimburse and indemnify the Assignee for all damages, costs and expenses, including legal fees, incurred by the Assignee pursuant to this section.

         13. No course of dealing between the Assignors and the Assignee, nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         14. All of the Assignee's rights and remedies with respect to the Patents, whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

         15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

         16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 5 above.

         17. The benefit and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successor and permitted assigns of the parties.

         18. This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of Delaware.

         19. This Agreement and any amendment hereto may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement or any amendment hereto, it shall not be necessary to produce or account for more than one such counterpart signed by the other party against whom enforcement is sought.

         20. Capitalized terms used in this Agreement as defined terms which are not defined herein but which are defined in the Credit Agreement shall have the meanings herein which are given to them in the Credit Agreement.

         21. This Agreement is being made pursuant to the Credit Agreement. Nothing contained in this Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive or otherwise affect any of the provisions, including the representations, warranties, covenants and agreements of the parties set forth in the Credit Agreement. This instrument is intended only to effect the transfer of the Patents assigned by the Assignor to the Assignee pursuant to the Credit Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Assignor has executed this Agreement as of the day and year first above written.

                                       MYMETICS CORPORATION


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       MYMETICS S.A.

                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       MYMETICS DEUTSCHLAND GMBH


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                              ---------------------------------

Acknowledged:

MFC MERCHANT BANK S.A.


By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

                                    EXHIBIT A


                                            (a) PATENTS/PATENT APPLICATIONS


I. UNITED STATES

TITLE: METHOD FOR OBTAINING VACCINES FOR PREVENTING THE PATHOGINIC EFFECTS RELATED TO A RETROVIRAL INFECTION
INVENTORS: SERRES, PIERRE-FRANCOIS;
CURRENT OWNER(S): MYMETICS SA
SERIAL NO.: 09/570921
FILING DATE: 15-May-2000
STATUS: issued September 24, 2002 as US Patent No 6,455,265


TITLE: METHOD FOR OBTAINING VACCINES FOR PREVENTING THE PATHOGINIC EFFECTS RELATED TO A RETROVIRAL INFECTION
INVENTORS: SERRES, PIERRE-FRANCOIS;
CURRENT OWNER(S): MYMETICS SA
SERIAL NO.: 10/198938
FILING DATE: 22-Jul-2002
STATUS: Pending, filed as divisional of allowed US application  09/570921


TITLE: USE OF ANTIBODIES IDENTIFYING THE INTERLEUKIN-2 RECEPTOR FOR PREVENTING AND/OR TREATING HIV INFECTIONS
INVENTOR: SERRES, PIERRE-FRANCOIS
CURRENT OWNER(S): MYMETICS SA
SERIAL NO.: 09/979271
FILING DATE: 17-Jan-2002
STATUS: Pending, abandonment in favor of new CIP is under consideration



TITLE:POLYPEPTIDE INHIBITER OF HIV INFECTIVITY
INVENTOR: SERRES, PIERRE-FRANCOIS
CURRENT OWNER(S): MYMETICS CORP
SERIAL NO.: 60/340492
FILING DATE: 18-Dec-2001
STATUS: Pending, this is a US provisional application that will be converted to US utility and PCT applications by Dec 18, 2002.

TITLE: POTENT INHIBITION OF HIV-1 IN VITRO BY GP41-DERIVED SYNTHETIC PEPTIDES
INVENTORS: SERRES, PIERRE-FRANCOIS, KAZMI, S H; SATTENTAU, Q J
CURRENT OWNER(S): MYMETICS CORP
SERIAL NO.: 60/386754
FILING DATE: 10-Jun-2002
STATUS: Pending, this is a US provisional application that will be converted to US utility and PCT applications by June 10, 2003.


TITLE: NEW PEPTIDES AND USE THEREOF IN THERAPEUTIC AGENTS AGAINST FELINE FIVE INFECTION.
INVENTOR: SERRES, PIERRE-FRANCOIS
CURRENT OWNER(S): MYMETICS SA
SERIAL NO.: 10/222976
FILING DATE: 19-Aug-2002
STATUS: Pending, this is a US utility application based on French applications 01 10910 and 01 15424.


TITLE: PEPTIDES AS INHIBITORS OF HIV INFECTION
INVENTORS: SERRES, PIERRE-FRANCOIS,
CURRENT OWNER(S): MYMETICS CORP
SERIAL NO.: 60/413919
FILING DATE: 27-Jul-2002
STATUS: Pending, this is a US provisional application that will be converted to US utility and PCT applications by July 27, 2003.

INTERNATIONAL

INTERNATIONAL FAMILY A:

TITLE: METHOD FOR OBTAINING VACCINES FOR PREVENTING THE PATHOGINIC EFFECTS RELATED TO A RETROVIRAL INFECTION
INVENTORS: SERRES, PIERRE-FRANCOIS; GEOURJON, CHRISTOPHE; DELEAGE, GILBERT; COMBET, CHRISTOPHE
CURRENT OWNER(S): HIPPOCAMPE CHANGE TO MYMETICS SA IN PROGRESS
PCT/FR98/02447   WO 99/25377 filed 17-Nov-1998       Published 27-May-1999

African Regional Industrial                  AP/P/00/01841           filed 17-Nov-1998
Australia                                    12434/99                filed 17-Nov-1998
Brazil                                       PI9814204               filed 17-Nov-1998
Canada                                       2309676                 filed 17-Nov-1998
China                                        98811909.9              filed 17-Nov-1998
Eurasian Patent Organization                 200000528               filed 17-Nov-1998
European Patent Convention                   98955673.3              filed 17-Nov-1998
France                                       9714387                 filed 17-Nov-1997
Israel                                       136163                  filed 17-Nov-1998
Japan                                        2000-520810             filed 17-Nov-1998
Republic of Korean                           2000-7005402            filed 17-Nov-1998
Mexico                                       4633                    filed 17-Nov-1998
New Zealand                                  505152                  filed 17-Nov-1998
African Union Territories OAPI               1200000145              filed 17-Nov-1998
Viet Nam                                     S20000544               filed 17-Nov-1998


INTERNATIONAL FAMILY B:

TITLE:USE OF ANTIBODIES IDENTIFYING THE INTERLEUKIN-2 RECEPTOR FOR PREVENTING AND/OR TREATING HIV INFECTIONS
INVENTOR: SERRES, PIERRE-FRANCOIS
CURRENT OWNER(S): HIPPOCAMPE SA CHANGE TO MYMETICS SA IN PROGRESS
PCT/FR00/01399 filed 22-May-2000

France                                       99/0652                 filed 21-May-1999
  Pending
ARIPO (Africa)                               AP/P/0102354            filed 22-May-2000
  Pending Abandonment under consideration
Canada                                       2373991                 filed 22-May-2000
  Pending
European Patent Convention                   00931335.4              filed 22-May-2000
  Pending
Eurasian Patent Organization                 2001011228              filed 22-May-2000
  Pending  Abandonment under consideration
OAPI (Africa)                                1200100307              filed 22-May-2000

  Pending  Abandonment under consideration
South Africa                                 2001/9664               filed 22-May-2000
  Pending  Abandonment under consideration

FRENCH APPLICATIONS:

French Application No. 01 10910 (the `910 application), filed August 17, 2001, novel peptides useful in the treatment of FIV in cats, inventor Pierre-Francois Serres Pending

French Application No. 01 15424 (the `424 application), filed November 29, 2001, novel peptides useful in the treatment of FIV in cats, inventor Pierre-Francois Serres, Pending

French Application No. 01 16290, December 17, 2001. novel peptides useful in the treatment of FIV in cats, inventor Simone Giannecchini, Pending